UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2026

BOLD EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42385	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue

New York, NY 10075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one twentieth (1/20) of a Class A ordinary share	BEAGU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	BEAG	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one twentieth (1/20) of one Class A ordinary share	BEAGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported in the Current Report on Form 8-K filed by Bold Eagle Acquisition Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2026 (the “Original 8-K”), on October 20, 2026, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”) of its shareholders at which its shareholders approved an amendment to its amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company has to consummate an initial business combination from October 25, 2026 to June 25, 2027 (the “Extension”). The Original 8-K reported the results of the Extraordinary General Meeting, the amendment to the Articles to effect the Extension, the redemption of Class A Shares (as defined below) in connection therewith, certain reversals of redemptions (the “Redemption Reversal”), and the Conversion (as defined below) of Class B Shares (as defined below) by Eagle Equity Partners IV, LLC, the Company’s sponsor (the “Sponsor”).

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by the Company to update the approximate per share amount paid to redeeming shareholders and the remaining cash held in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), and to correct the number of Class A Shares outstanding after the Conversion and Redemption Reversals by increasing the number by 358,000, as reported in Item 8.01 of the Original 8-K. Except for the amendment and restatement of Item 8.01 of the Original Form 8-K below to include the updates and correction referred to above, the disclosures made in the Original 8-K remain unchanged.

Item 8.01. Other Events.

Public Share Redemptions

In connection with the Extraordinary General Meeting, shareholders holding an aggregate of 15,397,025 Class A Shares exercised their right to redeem their shares for approximately $10.73 per share of the funds held in the Company’s Trust Account, leaving approximately $111,637,913 in cash in the Trust Account after satisfaction of such redemptions.

Class B Share Conversion

On October 23, 2026, the Sponsor, irrevocably exercised its right to convert (the “Conversion”) an aggregate of 5,159,999 Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B Shares”), on a one-for-one basis, for no consideration, into an aggregate of 5,159,999 Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Shares”), pursuant to the terms of the Class B Shares and the Articles. The Class A Shares issued in connection with the Conversion are subject to the same restrictions that applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions and waiver of redemption rights, as described in the prospectus for the Company’s initial public offering.

Following the Conversion and the Redemption Reversals, as of October 26, 2026, the Company had an aggregate of 15,920,974 Class A Shares issued and outstanding and 1 Class B Share issued and outstanding.

Additional Information About the Transaction and Where to Find It

As previously disclosed, on September 25, 2026, the Company entered into a business combination agreement with REDL Intermediate Holdings, LLC (“REDLattice”). In connection with the proposed business combination, the Company and REDLattice have prepared and confidentially submitted a registration statement with the Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement and preliminary prospectus of the Company with respect to the securities to be offered in the business combination. After the registration statement is publicly filed, and ultimately declared effective, the Company will mail a definitive proxy statement/final prospectus to its shareholders as of a record date to be established for voting on the business combination. The registration statement, including the proxy statement/prospectus contained therein, will contain important information about the business combination and the other matters to be voted upon at a meeting of the Company’s shareholders. This Current Report on Form 8-K and the exhibit hereto do not contain all the information that should be considered concerning the business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company and REDLattice may also file other documents with the SEC regarding the business combination. The Company’s shareholders and other interested persons are advised to read, when available, the registration statement, including the preliminary proxy statement/preliminary prospectus contained therein, the amendments thereto and the definitive proxy statement/final prospectus and other documents filed in connection with the business combination, as these materials will contain important information about the Company, REDLattice, and the business combination. The documents filed by the Company and REDLattice with the SEC also may be obtained free of charge upon written request to the Company at Bold Eagle Acquisition Corp., 955 Fifth Avenue, New York, NY 10075.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination transaction. This Current Report on Form 8-K and the exhibit hereto also do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

REDLattice and the Company and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of the Company’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001852207/000121390026032983/ea0276711-10k_bold.htm, under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence.” Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the business combination will be set forth in the registration statement, when available. Investors, shareholders and other interested persons are urged to read the registration statement, the proxy statement/prospectus included therein, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the transactions. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about REDLattice and the Company through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that are based on REDLattice’s and the Company’s management’s beliefs and assumptions and on information currently available to management with respect to the Company and REDLattice and the business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding REDLattice and statements regarding the anticipated benefits and timing of the completion of the business combination, and REDLattice’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “create,” “strategy,” “opportunity,” “provide,” “expand,” “will,” “would,” “will be,” “will continue,” “will likely result,” “will accelerate” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties, including: uncertainties as to the timing of the business combination; the risk that the business combination may not be completed in a timely manner or at all; the risk that the business combination may not be completed by prior to Company’s business combination deadline; the number of redemption requests made by Company’s shareholders in connection with the business combination; the failure by the parties to satisfy the conditions to the consummation of the business combination, including the approval of Company’s shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the business combination; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the business combination on REDLattice’s business; the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, the registration statement related to the business combination which was confidentially submitted and is expected to be publicly filed with the SEC, and the other documents filed, or to be filed by REDLattice or the Company with the SEC from time to time. The actual results could differ materially from those expressed in, or implied by, these forward-looking statements, and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur. In addition, many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K. There may also be additional risks that REDLattice and the Company do not presently know or that REDLattice and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and none of REDLattice, the Company, or any of their respective representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of REDLattice or the Company, or any of their respective representatives gives any assurance that these expectations will be achieved on the time periods expected or at all.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLD EAGLE ACQUISITION CORP.

Date: October 27, 2026	By:	/s/ Eli Baker
		Name:	Eli Baker
		Title:	Chief Executive Officer

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